                                                                    Exhibit 8(h)



                           FORM OF AMENDED SCHEDULE A
                      TO THE SHAREHOLDER SERVICES AGREEMENT
                             FOR SCHWAB INVESTMENTS


Fund                                                             Effective Date
----                                                             --------------

Schwab 1000 Fund(R)- Investor Shares                             April 30, 1997
Schwab 1000 Fund-Select Shares                                   April 30, 1997

Schwab Total Bond Market Index Fund
(formerly Schwab Long-Term Government Bond Fund)                 May 1, 1993
Schwab Short-Term Bond Market Index Fund
(formerly Schwab Short/Intermediate Government Bond Fund)        May 1, 1993

Schwab California Long-Term Tax-Free Bond Fund                   May 1, 1993
Schwab California Short/Intermediate Tax-Free Bond Fund          May 1, 1993

Schwab Long-Term Tax-Free Bond Fund                              May 1, 1993
Schwab Short/Intermediate Tax-Free Bond Fund                     May 1, 1993



                                    SCHWAB INVESTMENTS


                                    By:   _________________________
                                          William J. Klipp
                                          Executive Vice President and Chief
                                          Operating Officer


                                    CHARLES SCHWAB & CO., INC.


                                    By:   __________________________
                                          Colleen M. Hummer
                                          Senior Vice President

                                                                    Exhibit 8(h)


                           FORM OF AMENDED SCHEDULE B
                      TO THE SHAREHOLDER SERVICES AGREEMENT
                             FOR SCHWAB INVESTMENTS

         Schwab will maintain accounts for, and serve as a customer liaison to, the shareholders of each Fund, and through its employees will perform various services in relation thereto, which services shall include responding to requests for information and other types of shareholder account inquiries, both by telephone and in writing. The parties hereto expressly agree that the services provided under this Agreement shall not include, and the amounts payable hereunder shall not constitute compensation for, services relating to transfer agency or sub-accounting services for the Trust or any Fund thereof.

                                    SCHWAB INVESTMENTS


                                    By:   _________________________
                                          William J. Klipp
                                          Executive Vice President and Chief
                                          Operating Officer


                                    CHARLES SCHWAB & CO., INC.


                                    By:   __________________________
                                          Colleen M. Hummer
                                          Senior Vice President

                                                                    Exhibit 8(h)

                           FORM OF AMENDED SCHEDULE C
                      TO THE SHAREHOLDER SERVICES AGREEMENT
                             FOR SCHWAB INVESTMENTS

Fund                                      Fee
----                                      ---

Schwab 1000 Fund(R)- Investors Shares     Twenty one-hundredths of one percent
                                          (.20%) of the Fund's average annual
                                          net assets, calculated and payable on
                                          a monthly basis

Schwab 1000 Fund - Select Shares          Five one-hundredths of one percent
                                          (.05%) of the class' average annual
                                          net assets, calculated and payable on
                                          a monthly basis

Schwab Total Bond Market Index Fund       Twenty one-hundredths of one percent
(formerly Schwab Long-Term Government     (.20%) of the Fund's average annual
Bond Fund)                                net assets, calculated and payable on
                                          a monthly basis

Schwab Short-Term Bond Market Index       Twenty one-hundredths of one percent
Fund (formerly Schwab Short/Intermediate  (.20%) of the Fund's average annual
Government Bond Fund)                     net assets, calculated and payable
                                          on a monthly basis

Schwab California Long-Term               Twenty one-hundredths of one percent
  Tax-Free Bond Fund                      (.20%) of the Fund's average annual
                                          net assets, calculated and payable on
                                          a monthly basis

Schwab California Short/Intermediate      Twenty one-hundredths of one percent
 Tax-Free Bond Fund                       (.20%) of the Fund's average annual
                                          net assets, calculated and payable on
                                          a monthly basis

Schwab Long-Term                          Twenty one-hundredths of one percent
 Tax-Free Bond Fund                       (.20%) of the Fund's average annual
                                          net assets, calculated and payable on
                                          a monthly basis

Schwab Short/Intermediate                 Twenty one-hundredths of one percent
  Tax-Free Bond Fund                      (.20%) of the Fund's average annual
                                          net


                                      C-1


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                                                                    Exhibit 8(h)


                                          assets, calculated and payable on
                                          a monthly basis


                                          SCHWAB INVESTMENTS


                                    By:   _________________________
                                          William J. Klipp
                                          Executive Vice President and Chief
                                          Operating Officer


                                    CHARLES SCHWAB & CO., INC.


                                    By:   __________________________
                                          Colleen M. Hummer
                                          Senior Vice President




                                      C-2